UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): October 3, 2002

                           Instinet Group Incorporated
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               (Exact Name of Registrant as Specified in Charter)

    Delaware                       000-32717                    13-4134098
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(State or Other Jurisdiction    (Commission File              (IRS Employer
      of Incorporation)              Number)                 Identification No.)

3 Times Square, New York, New York                                      10036
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 (Address of Principal Executive Offices)                            (Zip Code)

        Registrant's telephone number, including area code: 212-310-9500

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events and Regulation FD Disclosure.

                  On October 3, 2002, Instinet Group Incorporated ("Instinet") issued a press release announcing that Matthew Andresen, President and Chief Executive Officer of its Island ECN subsidiary, will be leaving Island today to accept a new job at another company. Island's Chief Technology Officer, Will Sterling, will now serve as President as well as CTO of Island ECN. The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.

(c) Exhibits

         Number   Description

         99.1 Press Release of Instinet Group Incorporated issued October 3, 2002: Island ECN Announces Management Change


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                              INSTINET GROUP INCORPORATED
                                                     Registrant



Date: October 3, 2002
                                              By: /s/ Mark Nienstedt
                                                  --------------------
                                                    Mark Nienstedt
                                                    President, Chief
                                                    Financial Officer
                                                    and Director


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                                  EXHIBIT INDEX


Exhibit Number                 Description
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99.1                           Press Release of Instinet Group Incorporated
                               issued October 3, 2002: Island ECN Announces
                               Management Change